UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2014

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona	85701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 23, 2014, The Providence Service Corporation (the “Company” or “Providence”) acquired all of the outstanding equity of CCHN Group Holdings, Inc., the parent company of Community Care Health Network, Inc. (dba Matrix Medical Network) (“Matrix”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2014. This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed to report the closing of the acquisition on October 24, 2014, to present certain financial statements of Matrix and to present certain unaudited pro forma financial information in connection with Providence’s acquisition of Matrix. Matrix’s financial statements and the unaudited pro forma information of Providence and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The unaudited consolidated balance sheet of CCHN Group Holdings, Inc. as of September 30, 2014 and the related unaudited consolidated statements of operations and unaudited consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013, the unaudited consolidated statement of stockholders’ equity for the nine months ended September 30, 2014 and the notes to the unaudited consolidated financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated balance sheets of CCHN Group Holdings, Inc. as of December 31, 2013, 2012 and 2011, the related consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for the years ended December 31, 2013 and 2012 and the period from August 11, 2011 (date of inception) to December 31, 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Providence and its subsidiaries as of September 30, 2014 and the unaudited pro forma condensed combined statements of income of Providence and its subsidiaries for the nine months ended September 30, 2014 and the year ended December 31, 2013 giving effect to Providence’s acquisitions of Ingeus Limited and Ingeus UK Limited (collectively “Ingeus”), acquired on May 30, 2014, and of Matrix, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of BDO USA, LLP

99.1

Unaudited consolidated balance sheet of CCHN Group Holdings, Inc. as of September 30, 2014 and the related unaudited consolidated statements of operations and unaudited consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013, the unaudited consolidated statement of stockholders’ equity for the nine months ended September 30, 2014 and the notes to the unaudited consolidated financial statements.

99.2

Audited consolidated balance sheets of CCHN Group Holdings, Inc. as of December 31, 2013, December 31, 2012 and December 31, 2011, the related consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for the years ended December 31, 2013 and 2012 and the period from August 11, 2011 (date of inception) to December 31, 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report.

99.3

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 of Providence and its subsidiaries and the unaudited pro forma condensed combined statement of income of Providence and its subsidiaries for the nine months ended September 30, 2014 and the unaudited pro forma condensed combined statement of income of Providence and its subsidiaries for the year ended December 31, 2013, giving effect to Providence’s acquisitions of Ingeus and Matrix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: December 5, 2014	By:	/s/ Robert E Wilson
	Name:	Robert E. Wilson
	Title:	Chief Financial Officer